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                                  ARMADA FUNDS
                         CLASS I SHARES (INSTITUTIONAL)
                        CLASS A, B AND H SHARES (RETAIL)
                                 CLASS C SHARES

                            ARMADA EQUITY INDEX FUND

Supplement dated July 22, 2002 to the Prospectuses dated October 1, 2001 (Class
  I Shares) and January 29, 2002 (Class A, B and H Shares and Class C Shares)

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN
     THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

The Prospectus is amended by adding the following paragraph after the first paragraph in the section entitled "PRINCIPAL INVESTMENT STRATEGIES," on page 6:

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in stocks of companies included in the S&P 500 Composite Stock Price Index. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.